FREEPORT-MCMORAN

3rd Quarter 2015
Earnings Conference Call

October 22, 2015

VALUE AT
OUR CORE

FCX
LISTED
NYSE

fcx.com

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, cash production costs per barrel of oil equivalents (BOE), operating cash flows, capital expenditures, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold, molybdenum, cobalt, crude oil and natural gas price changes, the impact of derivative positions, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, debt reduction and share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of the Board and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include supply of and demand for, and prices of, copper, gold, molybdenum, cobalt, crude oil and natural gas, mine sequencing, production rates, drilling results, potential effects of cost and capital expenditure reductions and production curtailments on financial results and cash flow, the outcome of FCX's strategic review of its oil and gas business, potential additional oil and gas property impairment charges, potential inventory adjustments, potential impairment of long-lived mining assets, the outcome of ongoing discussions with the Indonesian government regarding PT Freeport Indonesia's (PT-FI) Contract of Work, PT-FI's ability to obtain renewal of its export license after January 28, 2016, PT-FI's ability to renew its biennial labor agreement which expired in September 2015, the potential effects of violence in Indonesia, the resolution of administrative disputes in the DRC, industry risks, regulatory changes, political risks, labor relations, weather- and climate-related risks, environmental risks, litigation results and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2014, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. The mineralized material and potential resources described in this presentation will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper and per pound of molybdenum, oil and gas realized revenues, cash production costs, cash operating margin and Adjusted EBITDA, which are not recognized under generally accepted accounting principles in the U.S. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 3Q 2015 press release, which are available on FCX's website, "fcx.com."

3Q15 Highlights

Prudently Managing Short-Term Risk/ Positioning for Long-Term Success

- **Aggressive Cost & Capital Expenditure Management in Weak and Uncertain Market Environment**
- **Enhanced Outlook for Free Cash Flow Generation Beginning in 2016**
- **Cerro Verde Start-up and Assurances from Indonesian Government Reduce Risks**
- **Positive Drilling Results in Deepwater GOM**
- **Announced $2 Billion Equity Programs to Strengthen Balance Sheet**
  - **$1.2 Billion Completed to Date**
- **Board Review of Strategic Alternatives for Oil & Gas Business**

Copper Market Commentary

- **Copper Averaged $2.39 per Pound in 3Q 2015**
  - **Trading Range: $2.21* - $2.62**
- **China's Demand Remains Significant**
  - **Copper Consumption Still Increasing**
- **The U.S. and Europe are Recovering Slowly**
  - **Autos Remain Positive**
  - **Construction Gradually Improving**
- **Price Volatility Creating Short-Term Demand Uncertainty**
- **Industry Mine Supply Limitations**
  - **Production Curtailments**
  - **Reductions/Deferrals of Investments in Response to Low Commodity Prices**
  - **Declining Ore Grades**
  - **Environmental/Community Restrictions**

** Represents six year low*

Highlights of Cost Reductions and Copper & Molybdenum Curtailments

$1.6 Billion (29%) Reduction in 2016e Consolidated CAPEX

Mining

- Mine by Mine Review to Optimize Cash Flow with Low Prices
- Reductions:
  - 250 mm lbs of Copper per Annum (~5%)
  - 20 mm lbs of Moly per Annum (~20%)
  - $700 Million (25%) in CAPEX; Including 50% Reduction in Sustaining
  - ~20% in 2016e Unit Site Production and Delivery Costs Compared with 2015e
- All Mines Cash Flow Positive After Sustaining CAPEX at $2.00 Copper

Oil & Gas

- $1.8 Billion Reduction (31%) of CAPEX in 2016 and 2017
- Deferring Investments in Several Projects
- Includes Acceleration of Production in Horn Mtn. Area from 2017 to 2016
- Ongoing Effort to Reduce/ Eliminate Cash Flow Shortfall

Revised Mine Operating Plans

Mine Plan Changes	***Announced in August 2015*** • 50% reduction in rates at Tyrone • Suspension of mining at Miami • Reduced mining at other NA operations • 50% reduction in stacking rates at El Abra • 35% reduction in Mo at Henderson ***Announced in October 2015*** • 50% reduction in rates at Sierrita
Cost Reductions	• Deferred projects • Workforce reductions • Aggressively managing capital, operating, administrative and exploration costs

Plans will continue to be reviewed and additional adjustments may be made as market conditions warrant

FREEPORT-MCMORAN

Positioned for Margin & Free Cash Flow Growth

VALUE AT OUR CORE

Growing Copper Sales Profile

(billions of lbs)

27% Increase



4.1
5.2
2015e(1)
2016e(1)

Declining Unit Net Cash Cost Profile

($ per lb)

24% Decrease



$1.52
$1.15
2015e(2)
2016e(2)

Consolidated Operating Cash Flow

($ in billions)

106% Increase



$3.3
$6.8
2015e(3)
2016e(3)

Declining CAPEX Profile

($ in billions)

37% Decrease



$6.3
O & G
Major Mining Projects
Other Mining
$4.0
2015e
2016e

(1) Consolidated copper sales include 695 mm lbs in 2015e and 1,020 mm lbs in 2016e for noncontrolling interest; excludes purchased copper.

(2) Assumes average prices of $1,150/oz gold, $5.50/lb molybdenum; 4Q15e net cash costs expected to approximate $1.43/lb.

(3) Assumes average prices of $2.40/lb for copper, $1,150/oz for gold, $5.50/ lb for molybdenum and $50/bbl for Brent crude oil for 4Q15e and the same metals price assumptions and $54/bbl for Brent crude oil in 2016e. Includes working capital sources of approximately $100 mm in 2015e and over $1.2 bn in 2016e.

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN

Strong Project Execution

VALUE AT OUR CORE

Tenke Fungurume

Phase II Expansion ✓

- Achieved Full Rates in 1Q13
- Incremental Copper: 150 mm lbs/yr
- Second Sulphuric Acid Plant Nearing Completion



Morenci

Mill Expansion ✓

- Achieved Full Rates in 2Q15
- Incremental Copper: 225 mm lbs/yr



Cerro Verde

Mill Expansion ✓

- Achieved First Copper in September 2015
- Incremental Copper: 600 mm lbs/yr
- Full Rates Expected in Early 2016



Cerro Verde Mill Expansion

World's Largest Concentrating Facility


Concentrator
Grinding
Flotation
Screening Plant
First Copper September 2015
Crushing Plant
Ball Mills


Waste Water Treatment Plant

FREEPORT-MCMORAN

Cerro Verde Mill Expansion

Status as of October 22

VALUE AT OUR CORE

Adding 240K t/d Concentrating Facility

	Primary Crushing	Secondary Crushing	Tertiary Crushing	Grinding	Flotation
Number of Units	2 Crushers	8 MP 1250s	8 HPGRs	6 Ball Mills	6 Rows (1 per Ball Mill)
Capacity per unit (000's t/d)	120	30	30	40	



1
2
1
2
3
4
5
6
7
8
1
2
3
4
5
6
7
8
1
2
3
4
5
6
1
2
3
4
5
6
Concentrate Handling
Tails

Operating/Ramping up | Commissioning | To be commissioned in 4Q15

Note: Throughput will be dictated by the ramp-up of processing equipment and commissioning/ramp-up of water & power

Grasberg BC & DMLZ Underground Mine Development

- **Completed development of access to underground ore bodies**
- **Production commenced from DMLZ in 3Q15 & expect start-up of Grasberg BC in 2018**
- **Key development activities include work on ore flow systems & Grasberg BC shaft**
- **Development capital* of $3.5 bn spent to date ($2.8 bn net to PT-FI)**
- **PT-FI's share of UG projects expected to average $0.8* bn/year over 2016-2019**


DMLZ First Production


Deep MLZ
Average Grade**
0.9% Cu
& 0.7 g/t Au
Grasberg BC
Average Grade**
1% Cu
& 0.8 g/t Au
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
LEGEND
Initial Development
First Production Ore
Ramp-up
Full Rates

* *Initial development capital spend through achievement of full rates, including costs for processing and power facilities included in development plans to optimize the handling of underground ore types*

** *Ore grades in first 10 years expected to be higher than life-of-mine average; PT-FI's share of production expected to average 1.1 billion lbs Cu & 1.5 million ozs Au per annum between 2019-2022*

Indonesian Matters

- **Government Currently Developing Economic Stimulus Measures**
  - **Includes Revisions to Mining Regulations to Promote Economic and Employment Growth**
- **Government Assured PT-FI that it Will Approve Extension of Operations Beyond 2021 with Legal & Fiscal Certainty**

> ***"Regarding PTFI's proposal of contract extension, GoI warrants PTFI would be able to submit the proposal of contract extension immediately upon implementation of the regulatory amendment and the Government will not unreasonably withhold or delay approval. It is further understood that the approval will ensure the same rights and the same level of legal and fiscal certainty as contained in the Contract of Work."***
>
> Excerpt from October 7th letter from Minister of Energy and Mineral Resources

- **PT-FI Continuing Long-Term Partnership and Investment Plans**
- **Progressing Negotiations with Union Officials on New 2-Year CLA**

Portfolio of World Scale Mines

Positive Exploration Results – "Big Mines Get Bigger"

Mines with Potential Capacity for 1 billion lbs of copper per annum*


Morenci
Grasberg
Tenke
Fungurume
Cerro Verde
El Abra

* Grasberg & Morenci (100%) capable of producing over 1 bln lbs/annum, Cerro Verde ramping up to 1 bln lbs/annum and El Abra & Tenke have potential to produce 1 bln lbs/annum

Board Review of Strategic Alternatives for Oil and Gas Business

Objectives	▪ Achieve Self-Funding of Business ▪ Pursue Alternatives to Enhance Value to FCX Shareholders
Business Characteristics	▪ High-Quality Asset Base ▪ Attractive Inventory of Low Risk Development Opportunities ▪ Significant Existing Deepwater GOM Infrastructure with Excess Capacity ▪ Talented & Experienced Team
Ongoing Evaluation of Alternatives	▪ IPO of Minority Interest ▪ Spinoff ▪ JV's or Other 3rd Party Funding Arrangements ▪ Further Spending Reductions

FM O&G 3Q 2015 Highlights

- **3Q15 EBITDA: $0.3 Billion; Trailing 12 Months: $1.3 Billion**
- **Positive Drilling Results in Deepwater GOM De-risk Business Plan**
  - **Horn Mountain Deep**
  - **King - 2 Wells**

3Q15 Sales – 13.8 MMBOE


GOM
61%
California
23%
Other
16%

- **Field Development Continued at Heidelberg and Holstein Deep; First Production Anticipated in Mid-2016**
- **Announced $1.8 Billion Reduction (31%) of CAPEX in 2016 & 2017**
  - **Deferring Investments in Several Projects**
  - **Includes Acceleration of Production in Horn Mtn. Area from 2017 to 2016**
- **Expect to Add Substantial Oil Volumes/Cash Margins in Near-Term**

NOTE: For a reconciliation of FM O&G's net loss before income taxes to Adjusted EBITDA, a non-GAAP measure. See slide 38.

FREEPORT-McMoRan

Deepwater GOM Infrastructure with Excess Capacity

VALUE AT OUR CORE

Total Processing Capacity of ~250 MBbl of Oil/day

Holstein
100% Owned



3Q15 Sales: 11 MBOE/d
Oil Capacity ~9% Utilization
- 113,500 BOPD
- 142,300 MCFD

Drilled Wells in Inventory: 3

Marlin
100% Owned



3Q15 Sales: 30 MBOE/d
Oil Capacity ~40% Utilization
- 60,000 BOPD
- 235,000 MCFD

Drilled Wells in Inventory: 3

Horn Mountain
100% Owned



3Q15 Sales: 9 MBOE/d
Oil Capacity ~11% Utilization
- 75,000 BOPD
- 72,000 MCFD

Drilled Wells in Inventory: 4

Deepwater Gulf of Mexico Focus Areas


Louisiana
Dorado
Marlin
Viosca
King
Horn Mountain
Horn Mountain
Mississippi Canyon
KO/QV
Vito
Power Nap
Green Canyon
Holstein Deep
Holstein
Atwater Valley
East Breaks
Garden Banks
Heidelberg
Hoover
Alaminos Canyon
Keathley Canyon
Lucius
Walker Ridge
Facilities
Development
Discovery
FM O&G Leases

Deepwater GOM Production Pipeline From Strategic Focus Areas

Drilled 13 Successful 100% Owned Wells Since 2014; 3 Placed on Production; Others to Support Near-term Growth

Projected Startup

2015	2016	2017
Marlin (MC Area)	**Horn Mtn. (MC Area)**	**Horn Mtn. (MC Area)**
▪ King D-12	▪ Kilo/Oscar	▪ Horn Mtn. Deep
	▪ Quebec/Victory	▪ Horn Mtn. Updip
	Holstein (GC Area)	**Marlin (MC Area)**
	▪ Holstein Deep #1	▪ King D-13
	▪ Holstein Deep #2	▪ King D-9
	▪ Holstein Deep #3	
	▪ Heidelberg* (3 wells)	

* FM O&G owns a non-operating 12.5% WI in Heidelberg, which is in addition to the 10 wells that will be put on production

2015e Outlook

Sales Outlook

- Copper: 4.1 Billion lbs.
- Gold: 1.2 Million ozs.
- Molybdenum: 90 Million lbs.
- Oil Equivalents(1): 52.7 MMBOE (~67% Oil)

Unit Cost

- $1.52/lb(2) of Copper
- $19/BOE

Operating Cash Flows(3)

- ~$3.3 Billion (@$2.40/lb Copper for Remainder of 2015)
- Each 10¢/lb Change in Copper for Remainder of 2015 = $110 Million

Capital Expenditures

- $6.3 Billion
  - $3.5 Billion for Mining
  - $2.8 Billion for Oil & Gas

(1) Includes 35.4 MMBbls of crude oil, 89.2 Bcf of natural gas and 2.4 MMBbls of NGLs.
(2) Assumes average prices of $1,150/oz gold and $5.50/lb molybdenum for remainder of 2015; 4Q 2015e net cash costs expected to approximate $1.43/lb.
(3) Assumes average prices of $1,150/oz gold, $5.50/lb molybdenum and $50/bbl for Brent crude oil for remainder of 2015; each $100/oz change in gold would have an approximate $30 mm impact, each $2/lb change in molybdenum would have an approximate $20 mm impact, and each $5/bbl change in oil would have an approximate $30 mm impact. At Brent crude oil prices approximating $50/bbl, FCX would receive a benefit of $20/bbl on remaining 2015 hedged oil volumes of 7.7 MMBbls before taking into account premiums of $6.89/bbl.

e = estimate. See Cautionary Statement.

Sales Profile

Copper Sales (billion lbs)


6
4
2
0
3.9
4.1
5.2
4.8
2014
2015e
2016e
2017e

Note: Consolidated copper sales include 715 mm lbs in 2014, 695 mm lbs in 2015e 1,020 mm lbs in 2016e, and 980 mm lbs in 2017e for noncontrolling interest; excludes purchased copper. 2014 included 268 mm lbs of copper sales from Candelaria/Ojos, which was sold in November 2014.

Gold Sales (million ozs)


3
2
1
0
1.25
1.2
1.9
2.5
2014
2015e
2016e
2017e

Note: Consolidated gold sales include 123k ozs in 2014, 110k ozs in 2015e, 175k ozs in 2016e and 235k ozs in 2017e for noncontrolling interest. 2014 included 67k ozs of gold sales from Candelaria/Ojos, which was sold in November 2014.

Molybdenum Sales (million lbs)


100
75
50
25
0
95
90
75
75
2014
2015e
2016e
2017e

Oil & Gas Sales (MMBOE)


75
50
25
0
56.8
52.7
59
61
2014
2015e
2016e
2017e

Note: 2014 included 8.7 MMBOE from the Eagle Ford, which was sold in June 2014.

e = estimate. See Cautionary Statement.

2015e Operating Estimates

2015e Unit Production Costs

(per pound of copper)	North America	South America	Indonesia	Africa	Consolidated
Cash Unit Costs (1)					
Site Production & Delivery (2)	$1.71	$1.59	$2.34	$1.60	$1.79
By-product Credits	(0.13)	(0.05)	(1.87)	(0.50)	(0.48)
Treatment Charges	0.12	0.19	0.30	-	0.15
Royalties & Export Duties	-	-	0.29	0.06	0.06
Unit Net Cash Costs	$1.70	$1.73	$1.06(3)	$1.16	$1.52(3)

2015e Sales by Region


North America
1,945
Cu
mm lbs
90(4)
Mo
mm lbs
South America
885
Indonesia
760
1.2
Au
mm ozs
Africa
465
35
Co
mm lbs

(1) Estimates assume average prices of $2.40/lb for copper, $1,150/oz for gold, $5.50/lb for molybdenum and $13/lb for cobalt for the remainder of 2015. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(2) Production costs include profit sharing in South America and severance taxes in North America.
(3) Indonesia and consolidated 2015e unit costs include 14¢/lb and 6¢/lb, respectively, for export duties and increased royalty rates at PT-FI.
(4) Includes molybdenum produced in South America.

Note: e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average EBITDA
($1,200 Gold, $6 Molybdenum & $56 Oil)


$12
$9
$6
$3
$0
(US$ billions)
2016e/2017e Average
Cu $2.25/lb
Cu $2.75/lb
Cu $3.25/lb

Average Operating Cash Flow (excluding Working Capital changes)
($1,200 Gold, $6 Molybdenum & $56 Oil)


$9
$6
$3
$0
(US$ billions)
2016e/2017e Average
Cu $2.25/lb
Cu $2.75/lb
Cu $3.25/lb

Note: For 2016e/2017e average, each $50/oz change in gold approximates $105 million to EBITDA and $65 million to operating cash flow; each $1.00/lb change in molybdenum approximates $40 million to EBITDA and $32 million to operating cash flow; each $5.00/bbl change in oil approximates $170 million to EBITDA and $140 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement.

Sensitivities (US$ millions)

Change	2016e/2017e EBITDA	2016e/2017e Operating Cash Flow
Copper: +/- $0.10/lb	$475	$330
Molybdenum: +/- $1.00/lb	$40	$32
Gold: +/- $50/ounce	$105	$65
Oil Sales: +/- $5/bbl(1)	$215	$170
Oil Sales Net of Diesel Costs:(1,2) +/- $5/bbl	$170	$140
Natural Gas: +/- $0.50/Mcf	$24	$20
Currencies:(3) +/- 10%	$125	$90

(1) Oil sales sensitivity calculated using average base Brent price assumption of $56/bbl in 2016 and 2017.
(2) Amounts are net of mining cost impacts of a $5/bbl change in oil prices.
(3) U.S. Dollar Exchange Rates: 690 Chilean peso, 14,000 Indonesian rupiah, $0.71 Australian dollar, $1.13 Euro, 3.25 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on 2016e/2017e annual average. Operating cash flow amounts exclude working capital changes. For 2015 sensitivities see footnote 3 on slide 19.
e = estimate. See Cautionary Statement.

Capital Expenditures (1)


(US$ billions)
$8
$6
$4
$2
$0
$7.2
Oil & Gas
3.2
Major Projects
2.9
Other Mining
1.1
TOTAL MINING
4.0
$6.3
2.8
2.5(2)
1.0
3.5
$4.0
2.0
1.4
0.6
2.0
$4.0
2.0
1.0
1.0
2.0
2014
2015e
2016e
2017e

(1) Capital expenditure estimates include projects in progress. Project spending will continue to be reviewed and revised subject to market conditions.
(2) Primarily includes Cerro Verde expansion and Grasberg underground development.
Note: Includes capitalized interest.
e= estimate. See Cautionary Statement.

At-the-Market (ATM) Equity Programs

- **Announced $2 Billion in ATM Equity Programs During 3Q15**
  - **Further Step to Strengthen Balance Sheet and Liquidity**
- **Raised Gross Proceeds of $1.2 Billion Through the Sale of 114.8 Million Shares of Common Stock ($10.63 per Share) To Date**
  - **Initial $1 Billion Raised Over 28 Trading Days in 3Q15**
  - **Subsequent $0.2 Billion Raised To Date in 4Q15**
  - **$0.8 Billion Remains Under Authorized Programs**
- **Advantages of ATM Programs:**
  - **Allows the Company to Issue Stock at Market Price Over Time**
  - **Removes Risk of Pricing a Large Transaction on a Single Day in a Volatile Market Environment**
  - **Provides Flexibility in Execution**
  - **Underwriting Commissions Lower in ATM v. Traditional Follow-On Offerings**

Committed to Balance Sheet Management

Strong Track Record

- **Large Resource Base with Strong Cash Flows and Capital Discipline**
- **Aggressive Actions to Protect Balance Sheet**
- **Increasing Volumes & Declining CAPEX Profile Will Enhance Credit Metrics**
- **Strong Liquidity Position and Outlook for Deleveraging Beginning in 2016**
- **Available Liquidity as of 9/30/2015**
  - **FCX Revolver: $3.5 Bn**
  - **Cerro Verde Facility: $0.3 Bn**

Net Debt as of 9/30/2015

($ in bns)


$20.4

Debt/EBITDA* *(LTM PF)* ***3.9x****

Average Interest Cost: 3.7%

** Pro forma for the sale of Candelaria/Ojos assets*
Note: 9/30/15 balances include $204 mm in fair value adjustments

Positioned to Build Long-Term Value for Shareholders

- Established Long-lived Reserves
- Large-Scale Current Production Base
- Significant Portfolio of Undeveloped Resources
- Global Organization of Highly Qualified Dedicated Workers and Management

FOCUSED ON EXECUTION

- Prudent Management in Response to Current Weak Market Conditions
- Significantly Reduce FCX's Current Debt Level Over Time
- Positive Outlook Based on Positive Long-Term Global Demand and Supply Fundamentals and High-Quality Asset Base

Reference Slides

Financial Highlights

Sales Data	3Q15	YTD
Copper		
Consolidated Volumes (mm lbs)	1,001	2,925
Average Realized Prices (per lb)	$2.38	$2.54
Site Production & Delivery Costs (per lb)	$1.74	$1.84
Unit Net Cash Costs (per lb)	$1.52	$1.56
Gold		
Consolidated Volumes (000's ozs)	294	909
Average Realized Prices (per oz)	$1,117	$1,149
Oil Equivalents		
Consolidated Volumes (MMBOE)	13.8	39.4
Realized Revenues (per BOE)(1)	$43.00	$45.57
Cash Production Costs (per BOE)	$18.85	$19.42

Financial Results *(in billions, except per share amounts)*	3Q15	YTD
Revenues	$3.7	$12.1
Net Loss Attributable to Common Stock	$(3.8)(2)	$(8.2)(2)
Diluted Net Loss Per Share	$(3.58)(2)	$(7.77)(2)
Operating Cash Flows(3)	$0.8	$2.6
Capital Expenditures	$1.5	$5.1
Total Debt	$20.7	$20.7
Consolidated Cash	$0.3	$0.3

(1) Realized revenues per BOE exclude noncash mark-to-market adjustments on oil derivative contracts.

(2) Includes net charges of $3.7 bn ($3.43/share) in 3Q15 and $8.1 bn ($7.71/share) YTD 2015, primarily for the reduction of the carrying value of oil and gas properties and related tax charges. See slide 37 for additional details.

(3) Includes net working capital sources and changes in other tax payments of $507 mm for 3Q15 and $342 mm for YTD 2015.

FREEPORT-MCMORAN

3Q 2015 Mining Operating Summary

VALUE AT OUR CORE

3Q15 Unit Production Costs

Cash Unit Costs *(per pound of copper)*	North America	South America	Indonesia	Africa	Consolidated
Site Production & Delivery	$1.68	$1.54	$2.16	$1.63	$1.74
By-Product Credits	(0.12)	(0.04)	(1.59)	(0.53)	(0.44)
Treatment Charges	0.12	0.18	0.31	-	0.15
Royalties & Export Duties	-	-	0.30	0.05	0.07
Unit Net Cash Costs	**$1.68**	**$1.68**	**$1.18** (1)	**$1.15**	**$1.52**

Sales From Mines for 3Q15 & 3Q14 by Region


North America
483
436
23 (2)
22 (2)
Cu
mm lbs
Mo
mm lbs
3Q15 3Q14 3Q15 3Q14
South America (3)
207
271
3Q15 3Q14
Indonesia (4)
198
258
285
505
Au
000 ozs
3Q15 3Q14 3Q15 3Q14
Africa (5)
113
112
3Q15 3Q14

(1) Includes 17¢/lb associated with export duties and 6¢/lb associated with PT-FI's increased royalty rates.
(2) Includes 1 mm lbs in 3Q15 and 3 mm lbs in 3Q14 from South America.
(3) 3Q 2014 included sales of 62 mm lbs of copper and 16k ozs of gold from Candelaria/Ojos, which was sold in November 2014. Silver sales totaled 438k ozs in 3Q15 and 684k ozs in 3Q14.
(4) Silver sales totaled 574k ozs in 3Q15 and 889k ozs in 3Q14.
(5) Cobalt sales totaled 10 mm lbs in 3Q15 and 8 mm lbs in 3Q14.
NOTE: For a reconciliation of unit net cash costs per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 3Q15 press release, which is available on FCX's website.

2015e Quarterly Sales

Copper Sales (million lbs)


1,200
1,000
800
600
400
200
0
960
964
1,001
1,130
1Q15
2Q15
3Q15
4Q15e

Note: Consolidated copper sales include approximately 168 mm lbs in 1Q15, 149 mm lbs in 2Q15, 167 mm lbs in 3Q15 and 211 mm lbs in 4Q15e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


400
300
200
100
0
263
352
294
310
1Q15
2Q15
3Q15
4Q15e

Note: Consolidated gold sales include approximately 24k ozs in 1Q15, 33k ozs in 2Q15, 27k ozs in 3Q15 and 26k ozs in 4Q15e for noncontrolling interest.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
23
23
23
21
1Q15
2Q15
3Q15
4Q15e

Oil & Gas Sales (MMBOE)


15
10
5
0
12.5
13.1
13.8
13.3
1Q15
2Q15
3Q15
4Q15e

e = estimate. See Cautionary Statement.

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2015e-2022e

2015e – 2019e PT-FI Share
Total: 5.7 billion lbs copper
Annual Average: 1.14 billion lbs

2015e – 2019e PT-FI Share
Total: 7.7 million ozs gold
Annual Average: 1.54 million ozs


Copper, billion lbs
Gold, million ozs
0.8
1.2
1.5
1.9
1.3
2.5
1.0
0.9
1.1
1.2
1.1
1.5
2015e
2016e
2017e
2018e
2019e
2019e-2022e Annual Average

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.
e = estimate. Amounts are projections; see Cautionary Statement.

PT Freeport Indonesia
Grasberg Minerals District

Life-of-Mine Production Sequencing*


Grasberg Open Pit
(includes stockpiled ore)
179mm mt
0.96% Cu & 1.06 g/t Au
DOZ
146mm mt
0.54% Cu & 0.69 g/t Au
Big Gossan
54mm mt
2.26% Cu & 0.99 g/t Au
Deep MLZ
472mm mt
0.87% Cu & 0.71 g/t Au
Grasberg UG
1,012mm mt
1.00% Cu & 0.77 g/t Au
Kucing Liar
406mm mt
1.25% Cu & 1.07 g/t Au
COW Term, including extensions
2015 2017 2019 2021 2023 2025 2027 2029 2031 2033 2035 2037 2039 2041


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Kucing Liar Spur
Big Gossan
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N
Portals (at Ridge Camp)
Common Infrastructure 2,500 m elev

* *aggregate reserves (tonnes and grades) at 12/31/2014*

Significant Copper Resources & Potential

billion lbs of copper


Reserves*
North America
South America
Africa
Indonesia
104
Mineralized Material**
(contained Cu)
Reserves & Mineralized Material
Reserves
207
Potential***
(contained Cu)
Reserves, Mineralized Material & Potential
Reserves & Mineralized Material
370+

Future Resource Development Opportunities

- El Abra
- North America Sulfides
- Tenke

* Estimate of recoverable proven and probable copper reserves using a long-term average copper price of $2.00/lb; 83 billion pounds net to FCX's interest.

** Estimate of consolidated contained copper resources using a long-term copper price of $2.20/lb. **Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.**

*** Our estimates of potential are based on geologically reasonable interpolation and extrapolation of more limited information than is used for Mineralized Material (measured and indicated) and inferred mineral resources and assumes Cu prices up to $2.75/lb. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced.

Quarterly Oil & Gas Operating Summary

3Q 2015 Oil & Gas Margins by Region

Operating Margin per BOE	California	Haynesville/ Madden/ Other	GOM	Consolidated
Realized Revenue	$39.84	$16.20	$38.99	$43.00
Cash Production Costs	32.82	9.49	15.96	18.85
Cash Operating Margin	$7.02	$6.71	$23.03	$24.15

3Q 2015 Oil & Gas Sales by Region


California
35
Oil
MBOE/D
Includes ~ 6 MMcf/d of Natural gas


Haynesville/
Madden/Other
143
Gas
MMCFE/D
Includes ~ 4 MMcfe/d of Liquids


GOM
74
Oil
MBOE/D
103
Gas
MMCF/D
Includes ~ 7 MBbls/d of NGLs
and GOM Shelf & ILT Production

NOTE: Cash operating margin reflects realized revenues less cash production costs. Realized revenues exclude noncash mark-to-market adjustments on derivative contracts. In addition, derivative contacts for FCX's oil and gas operations are managed on a consolidated basis; accordingly realized revenues per BOE for the regions do not reflect adjustments for these amounts. For a reconciliation of realized revenues and cash production costs per BOE to applicable amounts reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in FCX's 3Q15 press release, which is available on FCX's website.

2015e Oil & Gas Operating Estimates


California
Operating Cost: $31/bbl
Madden &
Haynesville
Operating Cost: $2.05/Mcfe
Pricing: NYMEX
Gulf of Mexico
Operating Cost: $16/bbl
Pricing: HLS/NYMEX

2015e Oil & Gas Sales by Region


California
37
Oil
MBOE/D
Includes ~6 MMcf/d of Natural gas
Haynesville/
Madden/Other
143
Gas
MMCFE/D
Includes ~3 MMcfe/d of Liquids
GOM
67
Oil
MBOE/D
99
Gas
MMCF/D
Includes ~6 MBbls/d of NGLs
and GOM Shelf/ILT Production

NOTE: Operating costs exclude DD&A and G&A. DD&A (including accretion) is expected to approximate $22/BOE in 4Q2015e. Oil realizations are expected to average 86% of Brent in 4Q2015e before hedging. e = estimate. See Cautionary Statement.

Adjusted EBITDA Reconciliation

(in millions)	3Q 2015	12-Month Trailing
Net loss attributable to common stock	$(3,830)	$(11,007)
Interest expense, net	163	605
Income tax benefit	(360)	(2,452)
Depreciation, depletion and amortization	888	3,656
Impairment of oil and gas properties and goodwill	3,652	14,588
Net noncash MTM losses (gains) on oil and gas derivative contracts	74	(280)
Gain on sales of assets	-	(710)
Other special items (1)	235	395
Accretion expense	33	126
Gain from insurance and other-third party recoveries	-	(92)
Gain on early extinguishment of debt	-	(10)
Other income, net	40	100
Preferred dividends attributable to redeemable noncontrolling interest	11	41
Net income attributable to noncontrolling interests	29	236
Equity in affiliated companies' net losses (earnings)	2	(2)
Adjusted EBITDA (2)	**$937**	**$5,194**

(1) Other special items include charges for (i) mining operations related to copper and molybdenum inventory adjustments, impairments and restructuring charges ($186 million for Q3 2015 and $255 million for the 12 months ended 9/30/2015), (ii) oil and gas operations for tax assessments related to prior periods at the California properties, idle/terminated rig costs and inventory write-downs ($21 million for Q3 2015 and $96 million for the 12 months ended 9/30/2015) and (iii) adjustment to environmental obligations and related litigation reserves ($28 million for Q3 2015 and $44 million for the 12 months ended 9/30/2015).

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate them differently.

O&G Adjusted EBITDA Reconciliation

(in millions)	3Q 2015	12 Month Trailing
Net loss before income taxes	$(3,969)	$(15,340)
Interest expense, net	51	169
Depreciation, depletion and amortization	451	2,021
Impairment of oil and gas properties	3,652	14,588
Net noncash MTM losses (gains) on oil and gas derivative contracts	74	(280)
Other special items (1)	21	96
Accretion expense	13	51
Gain on early extinguishment of debt	-	(14)
Other income, net	-	(4)
Preferred dividends attributable to redeemable noncontrolling interest	11	41
FM O&G Adjusted EBITDA (2)	**$304**	**$1,328**

(1) Other special items include charges for tax assessments related to prior periods at the California properties, idle/terminated rig costs and inventory write-downs.

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate them differently.